UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Vincent P. Corti
Capital World Growth and Income Fund, Inc.
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Capital World Growth and Income Fund®

[photo from above of a boat in open water]
Special feature

The expanding global reach of European companies

▶ See page 6

Annual report for the year ended November 30, 2011

Capital World Growth and Income Fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2011 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	–12.85%	–2.11%	6.89%

The total annual fund operating expense ratio is 0.79% for Class A shares as of the prospectus dated February 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

The fund’s 30-day yield for Class A shares as of December 31, 2011, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.61%.

Results for other share classes can be found on page 30.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

During the fund’s fiscal year, the world’s stock markets experienced volatility at levels unseen since 2008. Global equities saw strong gains during the initial six months of the period, but surrendered those gains in the period’s turbulent second half.

For the 12 months ended November 30, 2011, Capital World Growth and Income Fund posted a decline of 1.0%. This includes an income return of 2.7% based on dividends reinvested totaling 90 cents a share that were paid by the fund over the course of the past 12 months. The dividend payments included a special dividend of 10 cents a share paid in December 2010.

The fund’s total return trailed the 2.0% gain of the unmanaged MSCI World Index, but finished ahead of its peer group, as measured by the Lipper Global Funds Index, which lost 2.2%. The fund also lagged the 0.2% return of the unmanaged MSCI ACWI (All Country World Index), which measures a broad range of developed and developing markets. As we believe this index more accurately reflects the universe we are looking to invest in — companies in developed and developing markets around the world — we will be using it as the fund’s primary benchmark going forward.

[Begin Sidebar]
Results at a glance
For periods ended November 30, 2011, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 3/26/93)
Capital World Growth and
Income Fund (Class A shares)	–0.99%	–0.29%	7.70%	10.42%

MSCI ACWI (All Country World Index)*	0.15	–0.94	4.87	6.69

MSCI World Index*	2.02	–1.41	4.22	6.64

Lipper Global Funds Index†	–2.22	–1.48	4.21	6.51

*Because Capital World Growth and Income Fund invests in companies in both the developed and developing markets, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which is designed to measure more than 40 developed- and emerging-market country indexes. The MSCI World Index measures more than 20 developed-market country indexes. The indexes are weighted by market capitalization. Both are unmanaged and, therefore, have no expenses.

† Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and that may own U.S. securities as well.
[End Sidebar]

[photo from above of a boat in open water]

[Begin Sidebar]
In this report

Special feature

6	The expanding global reach of European companies

Despite Europe’s ongoing sovereign debt crisis, Capital World Growth and Income Fund is finding potential opportunity in the region, particularly with companies that do business in the developing world.

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment
portfolio

17	Financial statements

35	Board of directors and other officers
[End Sidebar]

Over longer, more meaningful periods, the fund has consistently exceeded all three of the aforementioned benchmarks, as can be seen in the table on page 1.

A look at global markets

The past fiscal year was marked by two contrasting halves. During the first five months of the period, the world’s equity markets rallied, bolstered by signs of economic strength as well as robust corporate profits. Healthy demand from much of Asia and Latin America further buoyed returns. By May, however, markets reversed course as investors became increasingly concerned about slow progress in resolving Europe’s sovereign debt crisis and economic weakness in the U.S., China and Europe. Declines accelerated toward the end of the period as Europe’s financial and economic troubles spread to some of the region’s larger economies, including France and Germany.

Stock markets in most countries ended the period with losses. One exception was the United States, which gained 7.8%* for the year despite a sluggish economy and increasing worries over lawmakers’ commitment to budget reform — highlighted by the failure of a special congressional committee to reach agreement on reducing federal government debt.

*Country returns are based on MSCI indexes, expressed in U.S. dollars (except where noted), and assume the reinvestment of dividends.

While the U.S. economy managed mild growth, some European nations fell into decline, casting fresh doubts on the fate of the euro (the common currency of the 17 nations comprising the euro zone). The widening sovereign debt crisis led to the departure of political leaders in Greece, Italy and Spain. A number of Europe’s stock markets posted declines. On a currency-adjusted basis, stock markets in heavily indebted nations Greece (–61.7%), Italy (–11.4%) and Spain (–0.6%) all registered losses. Larger markets France and Germany fell 5.7% and 5.5%, respectively, in U.S. dollars. The United Kingdom, which does not share the euro currency, rose 4.5%.

Europe’s leaders continue to grapple over a long-term solution to the region’s sovereign debt crisis. After the close of Capital World Growth and Income Fund’s fiscal year, most European Union nations agreed to sign a treaty requiring much stricter discipline in future budgeting. Doubts remain, however, as to whether political leaders can follow this step with further measures that will bring about an ultimate resolution of the crisis. As Europe is home to the issuers of nearly 39% of the fund’s equity holdings, we are monitoring developments there closely. While Europe continues to face serious challenges, we do believe that times of significant uncertainty can also be times of great opportunity. We believe that a number of European companies, particularly those with businesses in the developing world, have bright long-term outlooks. To learn more about how we are seeking investment opportunity in Europe, turn to our feature article, “The expanding global reach of European companies,” beginning on page 6.

In the developing world, China’s stock market lost 20.8% as questions about the health of some banks and an overheating property market weighed heavily on equities. In an ongoing effort to balance rising inflation against fast growth, Chinese authorities raised interest rates three times during the year. In India, inflation and a slowdown in industrial production worried investors, and equities registered a 28.1% decline.

The fund’s portfolio

As you can see in the table below, in a challenging market environment, eight of the fund’s 10 largest holdings generated gains. Leading the way were tobacco makers Philip Morris International (+34.0%) and Altria (+19.5%), Kraft Foods (+19.5%) and European oil company Royal Dutch Shell (+18.7%). Mexican telecommunications company América Móvil (–15.6%) and German pharmaceutical company Bayer (–9.5%) declined.

On a sector basis, a number of the fund’s holdings in the information technology and materials sectors posted declines. Financial companies suffered some of the steepest losses of the period amid continuing fallout from Europe’s sovereign debt crisis and lingering mortgage troubles in the U.S.

[Begin Sidebar]
Largest equity holdings
(as of November 30, 2011)

		Percent of	12-month
Company	Country	net assets	return

Novartis	Switzerland	2.82%	1.71%
Philip Morris International	United States	2.23	34.01
BP	United Kingdom	2.22	9.75
Microsoft	United States	2.07	1.47
Bayer	Germany	1.81	–9.54
AT&T	United States	1.66	4.28
Royal Dutch Shell	United Kingdom	1.66	18.69
Altria	United States	1.48	19.54
Kraft Foods	United States	1.41	19.50
América Móvil	Mexico	1.33	–15.62
[End Sidebar]

Looking forward

Market volatility and economic challenges are likely to continue for some time. European leaders have yet to forge a comprehensive, long-term solution to the sovereign debt crisis. Questions remain about the sustainability of growth in China, higher energy prices, political unrest in the Middle East and rising U.S. debt. We are therefore taking a cautious approach as the world’s economies and markets work their way through these challenges. However, we remain optimistic about the prospects for global growth over the long term. We continue to focus on our objective: finding what we believe are strong companies with growth potential that often reward investors with income in the form of regular dividend payments.

We thank you for making us part of your investment future and look forward to reporting to you again in six months’ time.

Cordially,

/s/ Michael Thawley

Michael Thawley
Vice Chairman of the Board

/s/ Mark E. Denning

Mark E. Denning
President

January 9, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Where the fund’s assets were invested*

	Capital World Growth and Income Fund	MSCI All Country World Index†

Europe	38.5%	25.4%
United Kingdom	11.2	8.5
Switzerland	5.9	3.1
France	5.2	3.4
Germany	4.9	3.1
Sweden	3.9	1.1
Finland	1.1	.3
Netherlands	1.0	.9
Turkey	.9	.2
Belgium	.8	.4
Russia	.8	.9
Italy	.6	.9
Ireland	.6	.1
Other Europe	1.6	2.5

The Americas	35.9	53.2
United States	32.6	45.7
Mexico	1.4	.6
Brazil	1.1	1.9
Canada	.8	4.6
Other Americas	—	.4

Asia/Pacific	16.8	20.1
China	2.7	2.1
Australia	2.6	3.3
Hong Kong	2.5	1.0
Taiwan	2.3	1.3
Japan	2.0	7.9
Singapore	1.8	.6
South Korea	1.5	1.9
Other Asia/Pacific	1.4	2.0

Other	.4	1.3

Bonds & notes, short-term securities
& other assets less liabilities	8.4	—

Total	100.0%	100.0%

*Percent of net assets by country as of November 30, 2011.
†The MSCI All Country World Index is weighted by market capitalization.
[End Sidebar]

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

The value of a long-term perspective
How a $10,000 investment has grown since March 26, 1993

Average annual total returns based on a $1,000 investment*
(for periods ended November 30, 2011)

	1 year	5 years	10 years
Class A shares	–6.69%	–1.46%	7.07%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
	Capital World Growth and Income Fund, with dividends reinvested1,2	Capital World Growth and Income Fund, with dividends excluded1,3	MSCI ACWI (All Country World Index), with dividends reinvested4	MSCI World Index, with dividends reinvested4	U.S. Consumer Price Index (inflation)5

3/26/1993	$9,425	$9,425	$10,000	$10,000	$10,000
5/31/1993	9,719	9,719	10,700	10,837	10,042
8/31/1993	10,401	10,313	11,365	11,475	10,084
11/30/1993	10,782	10,625	10,908	10,924	10,153
2/28/1994	11,615	11,388	12,083	12,062	10,216
5/31/1994	11,315	11,044	11,924	11,936	10,272
8/31/1994	12,038	11,656	12,560	12,501	10,376
11/30/1994	11,592	11,131	12,033	11,982	10,425
2/28/1995	11,860	11,293	11,956	12,097	10,508
5/31/1995	12,788	12,094	13,102	13,242	10,599
8/31/1995	13,412	12,557	13,438	13,598	10,648
11/30/1995	13,841	12,850	14,004	14,260	10,696
2/29/1996	14,700	13,553	14,807	15,042	10,787
5/31/1996	15,327	14,031	15,418	15,673	10,905
8/31/1996	15,414	13,947	15,108	15,379	10,954
11/30/1996	17,118	15,362	16,569	17,004	11,045
2/28/1997	17,849	15,936	16,830	17,136	11,114
5/31/1997	18,908	16,782	18,039	18,427	11,149
8/31/1997	19,755	17,380	18,428	18,892	11,198
11/30/1997	19,917	17,414	18,535	19,212	11,247
2/28/1998	21,881	19,050	20,504	21,351	11,274
5/31/1998	22,801	19,763	21,170	22,198	11,337
8/31/1998	19,885	17,104	18,538	19,671	11,379
11/30/1998	23,007	19,676	21,886	23,138	11,421
2/28/1999	23,904	20,375	22,784	24,151	11,455
5/31/1999	25,004	21,214	23,959	25,203	11,574
8/31/1999	26,177	22,063	25,019	26,263	11,636
11/30/1999	27,396	23,014	26,811	28,141	11,720
2/29/2000	29,908	25,027	27,571	28,765	11,825
5/31/2000	30,124	25,119	27,337	28,718	11,943
8/31/2000	31,516	26,121	28,286	29,799	12,033
11/30/2000	29,142	24,016	24,586	26,067	12,124
2/28/2001	30,810	25,334	23,472	24,728	12,242
5/31/2001	31,113	25,404	23,225	24,514	12,375
8/31/2001	29,274	23,786	21,140	22,316	12,361
11/30/2001	28,613	23,111	20,824	21,975	12,354
2/28/2002	28,826	23,225	20,293	21,266	12,382
5/31/2002	30,788	24,700	20,567	21,514	12,521
8/31/2002	26,985	21,503	17,738	18,550	12,584
11/30/2002	27,405	21,693	17,883	18,697	12,625
2/28/2003	25,681	20,237	16,243	16,961	12,751
5/31/2003	29,144	22,806	18,653	19,487	12,779
8/31/2003	31,622	24,576	19,894	20,680	12,855
11/30/2003	35,220	27,230	21,561	22,391	12,848
2/29/2004	39,110	30,063	23,752	24,603	12,967
5/31/2004	37,996	29,064	23,278	24,197	13,169
8/31/2004	38,489	29,275	23,144	24,018	13,196
11/30/2004	43,044	32,485	25,545	26,414	13,301
2/28/2005	45,627	34,128	26,896	27,680	13,357
5/31/2005	44,120	32,857	26,251	27,074	13,538
8/31/2005	47,417	35,102	27,738	28,507	13,677
11/30/2005	49,405	36,422	28,843	29,519	13,760
2/28/2006	53,238	38,938	30,988	31,500	13,837
5/31/2006	54,442	39,665	31,460	32,097	14,102
8/31/2006	56,740	41,006	32,519	33,164	14,199
11/30/2006	60,955	43,831	35,130	35,678	14,032
2/28/2007	62,462	44,658	36,111	36,674	14,171
5/31/2007	69,460	49,420	39,687	40,162	14,481
8/31/2007	69,153	48,779	38,898	38,979	14,479
11/30/2007	73,901	51,855	40,740	40,406	14,636
2/29/2008	68,239	47,576	37,131	36,661	14,742
5/31/2008	72,079	50,003	39,319	38,897	15,086
8/31/2008	62,945	43,205	34,435	34,468	15,257
11/30/2008	43,044	29,332	22,606	23,053	14,793
2/28/2009	37,793	25,467	19,355	19,517	14,777
5/31/2009	48,929	32,760	25,818	25,525	14,892
8/31/2009	54,724	36,119	28,965	28,731	15,030
11/30/2009	59,179	38,880	31,082	30,576	15,065
2/28/2010	56,711	37,062	30,767	30,286	15,093
5/31/2010	53,709	34,946	29,750	29,148	15,193
8/31/2010	56,114	36,050	30,122	29,325	15,203
11/30/2010	60,701	38,822	33,467	32,571	15,237
2/28/2011	66,779	42,469	37,577	37,043	15,411
5/31/2011	69,494	44,010	38,309	37,521	15,736
8/31/2011	61,508	38,523	34,422	33,741	15,776
11/30/2011	60,096	37,465	33,518	33,227	15,754
[end mountain chart]

Year ended
November 30	1993	6	1994	1995	1996	1997	1998	1999	2000
Total value
Dividends reinvested	$144		295	421	506	488	478	440	577
Value at year-end1	$10,782		11,592	13,841	17,118	19,917	23,007	27,396	29,142
WGI total return	7.8%		7.5	19.4	23.7	16.4	15.5	19.1	6.4

Year ended
November 30	2001		2002	2003	2004	2005	2006	2007	2008
Total value
Dividends reinvested	578		569	679	914	1,043	1,315	1,633	1,918
Value at year-end1	28,613		27,405	35,220	43,044	49,405	60,955	73,901	43,044
WGI total return	(1.8)		(4.2)	28.5	22.2	14.8	23.4	21.2	(41.8)

Year ended
November 30	2009		2010	2011
Total value
Dividends reinvested	1,711		1,555	1,633
Value at year-end1	59,179		60,701	60,096
WGI total return	37.5		2.6	–1.0

Average annual total return for fund’s lifetime 10.1%2

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2Includes reinvested dividends of $16,898 and reinvested capital gain distributions of $20,534.
3Results calculated with capital gains reinvested.
4The indexes are unmanaged and, therefore, have no expenses.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period March 26, 1993 (when the fund began operations), through November 30, 1993.

The results shown are before taxes on fund distributions and sale of fund shares.

The expanding global reach of European companies

[photo of a container ship in open water]
[Begin Pull Quote]
“Over the last 10 years, European companies in a range of industries have been aggressively investing in overseas businesses, often in developing countries. As a result, many of these companies have been generating an increasing percentage of their revenue in developing markets.”

— Mark Denning, president and portfolio counselor
[End Pull Quote]

[photo of rice paper lamps]
For much of the past year, investors have been transfixed by Europe’s sovereign debt crisis. At times, it seemed that every day would bring news reports of the European Union’s latest initiatives to contain the widening crisis, followed by wild market swings. Investor hope was soon replaced by disappointment after each subsequent measure by Europe’s leaders was deemed inadequate to the task.

Given the heightened market volatility, recent indications that economies in the euro zone may be headed for a recession and policymakers’ continued inability to hammer out a comprehensive solution to the crisis, many investors may be questioning their commitment to investing in Europe — or even beyond U.S. borders at all.

While investing abroad does involve some additional risks, Capital World Growth and Income Fund was created in 1993 on the conviction that a global approach to investing — with a focus on well-established multinational companies that often pay dividends — can benefit patient, long-term investors. This includes businesses domiciled in Europe, as well as the United States, Japan and many of the world’s developing markets. Despite Europe’s ongoing difficulties, the investment professionals who manage the fund continue to believe strongly in this approach.

“We’ve seen a great deal of turmoil in the world’s markets and economies for more than three years — and right now the focus of attention is on Europe,” says Steve Bepler, a portfolio counselor who has been with the fund since its inception. “Sure, there are countries in Europe that face serious challenges, including heavy debt burdens, weakening economies and a volatile euro [the currency shared by the 17 euro zone countries]. But I don’t think that means investors should avoid European companies, because a number of them have very bright outlooks.”

In the following pages, we’ll take a look at how, despite the crisis, Capital World Growth and Income Fund’s investment professionals are finding potential opportunity in Europe, particularly among companies that generate revenues from fast-growing markets in the developing world.

Engines of global growth

It’s no secret that the world’s developing countries are increasingly becoming the primary drivers of global economic growth. Rapid development in China, India, Brazil and Russia, among others, has resulted in rising living standards for people in those countries. Income growth in many of these economies is lifting more people out of poverty into the middle and upper classes.

This trend is set to continue. Within 20 years, the Asia-Pacific region will account for about two-thirds of the world’s middle class and the majority of its spending, according to research by the Organization for Economic Co-operation and Development (OECD). The rising purchasing power in much of the developing world points to increasing demand for a variety of consumer products, ranging from cell phones to luxury cars to health care products.

[Begin Pull Quote]
“Pursuing opportunity in the developing world isn’t something these companies just thought of because of the sovereign debt crisis. Many of them have been in the developing world for a long time, be it India, China or Latin America. And in my view a number of them are solid companies with strong brand equity, scale and distribution.”

— Jeanne Carroll, portfolio counselor
[End Pull Quote]

[Begin Sidebar]
Global approach, global companies

Rather than targeting companies in specific regions or countries, Capital World Growth and Income Fund pursues a global approach to growth and income investing by focusing on firms that are seeking opportunity worldwide. This table shows how some of the fund’s largest holdings that are tied to a European country have significant portions of their sales beyond Europe’s borders.

[begin bar chart]
Percent of sales outside home economy and Europe, 2010			Home economy

ASSA ABLOY | Building products	57%		Sweden
Bayer | Pharmaceuticals	61		Germany
BP | Oil and gas	55	*	United Kingdom
GDF SUEZ | Utilities	17		France
National Grid | Utilities	61		United Kingdom
Nestlé | Food and beverage	67		Switzerland
Novartis | Pharmaceuticals	61		Switzerland
TeliaSonera | Telecom services	15		Sweden
Royal Dutch Shell | Oil and gas	63		United Kingdom
[end bar chart]

Sources: Company annual reports for the fiscal year ended 2010.

*The percentage of sales for BP reflects revenues outside Europe for fiscal 2008, the last year for which detailed regional data was available.
[End Sidebar]

[photo of a jet engine in flight]

[photo of a man on the phone sitting on a stationary motor bike on a busy sidewalk]

Location becoming less important

This trend represents significant opportunity not only for companies in developing markets, but also companies domiciled in developed markets that have competitive products, enduring franchises and the flexibility to capitalize on potential growth beyond their home borders. A number of dynamic European companies, confronted with stagnating growth in their home markets, have moved to take advantage of opportunities in Asia and Latin America.

“Over the last 10 years, European companies in a range of industries have been aggressively investing in overseas businesses, often in developing countries,” notes Mark Denning, president of Capital World Growth and Income Fund and a portfolio counselor. “As a result, many of these companies have been generating an increasing percentage of their revenue in developing markets. What’s more, the profit margins from these markets have typically been higher than in Europe’s mature markets, so these businesses can have a disproportionate impact on earnings.”

Overall, European companies generated 29.2% of their revenues in developing markets in 2011, up from 11.8% in 1997, according to a recent analysis by Morgan Stanley Research. In contrast, sales from Europe’s developed markets now account for 53.5% of total revenues. That compares with 71.0% in 1997 (see charts on page 11).

Companies, not countries

It is important to note that Capital World Growth and Income Fund does not invest in countries, regions or markets. Rather, the portfolio counselors who manage the fund base all their investment decisions on the merits of individual companies. These professionals rely on careful fundamental research to identify companies with strong balance sheets, superior product offerings and solid management teams.

The result of this effort is a broadly diversified portfolio that includes approximately 300 companies based in countries around the world, including the United States, Latin America and Asia, as well as Europe. Many of these companies seek opportunity on a global basis. Some examples include pharmaceutical companies Bayer and Novartis, German automaker Daimler, beverage maker Diageo and food and beverage company Nestlé, all domiciled in greater Europe. Each is seeking to capitalize on higher living standards in the developing world.

Consider Novartis, the fund’s largest holding. While nominally a Swiss company, Novartis has operations in more than 140 countries, including India, China and Russia. The maker of pharmaceuticals, consumer drugs and eye care products also has two research facilities dedicated to finding treatments for infectious diseases like malaria, dengue fever and tuberculosis that are common in developing nations. Another pharmaceutical company among the fund’s largest holdings, Germany-based Bayer, generated 37.4% of its sales from the Asia-Pacific, Africa, Middle East and Latin America regions in 2010. Over the next five years, emerging markets will account for 50% of global growth in pharmaceutical sales, according to IMS Health.

[photo of a woman on the phone sitting near a beach with a computer on her lap - another woman sitting next to her]

[side view of a container ship]

British beverage company Diageo — maker of Guinness beer and Jose Cuervo tequila — has recently expanded its operations in China and other developing markets, such as Vietnam and Tanzania. About 74% of Diageo’s sales came from outside Europe in 2011. Developing markets have also become a key source of sales growth for Nestlé, a maker of packaged products, including powdered beverages, soluble coffee and water. Swiss-based Nestlé has had operations in a number of developing markets for decades.

“Pursuing opportunity in the developing world isn’t something these companies just thought of because of the sovereign debt crisis,” notes fund portfolio counselor Jeanne Carroll. “Many of them have been in the developing world for a long time, be it India, China or Latin America. And in my view a number of them are solid companies with strong brand equity, scale and distribution.”

The macroeconomic picture

While a number of individual European companies are capitalizing on opportunity around the world, European Union leaders are still struggling to find a solution to the troubles facing their heavily indebted member nations. The sovereign debt crisis that first surfaced in Greece two years ago gradually spread to Ireland, Portugal, Spain and Italy as it became unclear whether those countries could pay off their rising debt burdens.

To reassure investors, European leaders established bailout funds, and a number of the troubled countries adopted austerity measures. However, concerns remained about whether these incremental steps were sufficient to contain the crisis. Despite ongoing bond purchases and a cut in interest rates by the European Central Bank, borrowing costs rose to extremely high levels in Italy and Spain. Toward the end of the fund’s fiscal year, French and even German government bond yields also rose, as investors appeared to focus on the financial burden to be assumed by the healthier European economies and questions over the long-term viability of the euro.

In December, after the close of the fiscal year, European leaders agreed to sign a treaty requiring member nations to enforce stricter fiscal discipline in their future budgets. However, it is unclear whether the measure will lead to a resolution of the crisis. Risks certainly remain. Recent economic data suggests that the euro zone may be headed into a recession.

Capital World Growth and Income Fund’s portfolio counselors each manage a portion of the fund independently. These nine professionals bring a diversity of investment approaches and viewpoints. Given the uncertainty, portfolio counselor David Riley is taking a cautious approach to investing in Europe. “I tend to be a bit more pessimistic about the European economy than other counselors,” David says. “Which isn’t to say that I have no European exposure. But I do believe there are areas to avoid, such as the European financial sector.”

Portfolio counselor Eric Richter agrees that a high level of caution is warranted. “There are a wide range of possible outcomes in Europe, and I think assessing the potential risks and rewards associated with investing in specific companies requires as diligent and careful an analysis as we can possibly do,” he says. “We are certainly mindful of the risks. But in the context of a broadly diversified portfolio, I do believe we can identify companies that we think can provide superior long-term returns even as we recognize that there are risks associated with that. I think we can still make very intelligent choices, but this is the kind of environment where we have to be constantly re-evaluating those choices.”

A conservative, long-term approach

Indeed, throughout its 19-year history, Capital World Growth and Income Fund has followed a distinctly conservative approach to global investing. In addition to pursuing growth opportunities, the fund’s investment professionals also seek to provide investors with current income in the form of dividends. Regular dividend payments can help provide stability during periods of extreme market turbulence. “What’s more, a track record of steady dividend payments is often a sign of a company’s stability, suggesting that it can endure in challenging environments,” says Mark.

This dividend focus, combined with the fund’s long-term approach, broad diversification and emphasis on established, well-run companies, has helped it build a history of strong long-term relative results, as you can see in the table on page 1.

“We don’t know precisely how things will turn out in Europe,” says Michael Thawley, vice chairman of the fund. “But we do know that even in periods of turmoil there will continue to be companies that offer products and services that will be important in one way or another, whether it’s for consumers or for the rebuilding of industry. And we will continue to rely on our extensive research capabilities to help us try to identify the companies with the flexibility, management skill and the financial and human resources to thrive in difficult times — and that can reward our investors over the long term.” ■

[Begin Sidebar]
Home and away: Doing business all over the world

In recent years, a number of dynamic European companies have been making up for slowing revenue growth from developed Western markets by exporting to developing countries in Asia, Latin America and elsewhere whose economies have been expanding. Since 1997, the proportion of sales that European companies have generated in developing markets has been rising, while revenues from European markets have been falling. As of 2011, revenue from emerging markets comprised 29.2% of sales for European companies, compared with 53.5% from developed European markets.

Growing importance of emerging markets over time*

[begin line chart]
	Developed Europe	Emerging Markets
	% of Total revenues
1997	71.0%	11.8%
2001	64.3	14.4
2003	64.8	12.3
2005	64.9	16.1
2007	61.8	21.2
2009	60.0	23.3
2011	53.5	29.2
2012	52.9	29.8
[end line chart]

2011 Revenue breakdown (% of total revenue) by region*

[begin pie chart]
Emerging markets	29.2%
Other	1.9%
North America	15.4%
Developed Europe	53.5%
[end pie chart]

Source: Morgan Stanley Research. Figures based on company financial data and Morgan Stanley Research estimates for companies comprising the MSCI Europe Index. The MSCI Europe Index is a free float-adjusted market capitalization-weighted index that measures equity market results in the developed markets in Europe, consisting of more than 15 developed-market country indexes. Emerging markets are defined as World ex Developed Europe, North America, Australasia and Japan.

*Data for 2011 and 2012 are estimates.
[End Sidebar]

Summary investment portfolio  November 30, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)
Consumer staples	11.56%
Industrials	11.56
Consumer discretionary	11.04
Financials	10.86
Telecommunication services	9.25
Other industries	36.92
Bonds & notes	1.90
Convertible securities & preferred stocks	0.42
Short-term securities & other assets less liabilities	6.49
[end pie chart]

Country diversification	Percent of net assets
United States	32.6%
Euro zone*	15.0
United Kingdom	11.2
Switzerland	5.9
Sweden	3.9
China	2.7
Australia	2.6
Hong Kong	2.5
Taiwan	2.3
Japan	2.0
Other countries	10.9
Bonds & notes, short-term securities & other assets less liabilities	8.4

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 91.19%	Shares	(000)	assets

Consumer staples - 11.56%
Philip Morris International Inc.	19,926,300	$1,519,181	2.23%
One of the world's largest international tobacco companies.
Altria Group, Inc.	35,282,300	1,012,249	1.48
The world's largest tobacco company. The group also owns a large interest in the global brewer SABMiller.
Kraft Foods Inc., Class A	26,569,939	960,503	1.41
This food and beverage giant is known for signature brands such as Kraft cheeses, Nabisco and Oscar Mayer.
Wesfarmers Ltd. (1)	19,543,590	628,167	.92
Australia-based retailer that operates home improvement and convenient stores, and has a presence in coal and natural gas production, and insurance.
Nestlé SA (1)	8,837,030	495,510	.73
Global packaged food and beverage company based in Switzerland.
Anheuser-Busch InBev NV (1)	6,976,151	417,327
Anheuser-Busch InBev NV, VVPR STRIPS (1) (2)	3,247,475	4	.61
One of the world's largest brewers.
Other securities		2,851,798	4.18
		7,884,739	11.56

Industrials - 11.56%
ASSA ABLOY AB, Class B (1)	22,535,000	555,452	.82
Manufactures mechanical, electromagnetic and electronic locks and security systems.
Jardine Matheson Holdings Ltd. (1)	9,848,000	497,969	.73
Hong-Kong-based diversified trading company operating in numerous industries, including supermarkets, real estate, hotels, restaurants, financial services, construction and mining.
AB Volvo, Class B (1)	41,589,080	478,768	.70
One of Sweden's major manufacturers of trucks, buses, and marine and aerospace engines.
Union Pacific Corp.	3,920,700	405,440	.59
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
United Parcel Service, Inc., Class B	5,635,000	404,311	.59
The world's largest package delivery company and express carrier.
Schneider Electric SA (1)	6,676,954	378,765	.56
An international supplier of industrial electrical equipment and industrial automation equipment.
KONE Oyj, Class B (1)	6,020,000	339,340	.50
Finland-based manufacturer of elevators and escalators, as well as automatic building doors.
Other securities		4,822,880	7.07
		7,882,925	11.56

Consumer discretionary - 11.04%
Home Depot, Inc.	21,497,800	843,144	1.24
The world's largest home improvement retailer.
DIRECTV, Class A (2)	13,893,000	656,027	.96
Digital television services provider in the United States, Latin America and the Caribbean.
Virgin Media Inc. (3)	15,757,000	349,175	.51
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.
Other securities		5,681,055	8.33
		7,529,401	11.04

Financials - 10.86%
Société Générale (1)	16,267,580	401,224	.59
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.
Industrial and Commercial Bank of China Ltd., Class H (1)	676,073,470	400,948	.59
A state-owned commercial bank in China and one of the world's largest banks.
Wells Fargo & Co.	14,655,000	378,978	.55
One of the largest banks in the U.S.
HSBC Holdings PLC (Hong Kong) (1)	26,720,033	210,732
HSBC Holdings PLC (United Kingdom) (1)	20,476,231	159,682	.54
One of the world's largest international banking and financial services organizations.
Deutsche Börse AG (1) (2)	5,549,600	338,857	.50
Global exchange organization and transaction services provider based in Germany.
Other securities		5,514,666	8.09
		7,405,087	10.86

Telecommunication services - 9.25%
AT&T Inc.	39,030,000	1,131,089	1.66
Global provider of telecommunication services, including local and long-distance, Internet and wireless communications.
América Móvil, SAB de CV, Series L (ADR)	38,067,598	906,770	1.33
Latin America's largest integrated communications provider.
TeliaSonera AB (1)	72,730,000	495,537	.73
Telecommunications company serving the Nordic and Baltic regions, and mobile communications provider serving northern and eastern Europe and Spain.
Verizon Communications Inc.	13,059,500	492,735	.72
Major broadband and telecommunication services provider.
Singapore Telecommunications Ltd. (1)	170,939,810	415,099	.61
Telecommunications company primarily serving Singapore and Australia, with interests in other countries.
Vodafone Group PLC (1)	127,354,500	345,501	.50
One of the leading global operators of mobile telephone services.
OJSC Mobile TeleSystems (ADR)	19,749,842	341,277	.50
Russia's largest mobile phone operator. The company also operates in the Commonwealth of Independent States.
Turkcell Iletisim Hizmetleri AS (1) (2)	67,063,000	336,665	.49
Owner and operator of GSM network in Turkey.
Other securities		1,845,196	2.71
		6,309,869	9.25

Information technology - 8.63%
Microsoft Corp.	55,107,107	1,409,640	2.07
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
HTC Corp. (1)	25,493,050	419,244	.61
Manufactures mobile computing and communications devices.
Samsung Electronics Co. Ltd. (1)	458,500	416,258	.61
Korea's top electronics manufacturer and a global leader in semiconductor production.
Other securities		3,638,762	5.34
		5,883,904	8.63

Health care - 8.27%
Novartis AG (1)	35,644,063	1,923,455	2.82
One of the world's largest pharmaceutical companies.
Bayer AG (1)	18,726,865	1,230,294	1.81
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Abbott Laboratories	10,520,000	573,866	.84
Major health care company that develops drugs, drug-delivery systems, diagnostic tools and nutritional supplements.
Merck & Co., Inc.	11,012,500	393,697	.58
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
Roche Holding AG (1)	2,457,000	390,802	.57
A world leader in pharmaceuticals and diagnostic research.
Amgen Inc.	6,205,000	359,332	.53
The world's largest biotechnology company.
Other securities		765,821	1.12
		5,637,267	8.27

Energy - 7.27%
BP PLC (1)	208,061,626	1,512,863	2.22
One of the world's largest oil companies.
Royal Dutch Shell PLC, Class B (1)	19,090,746	687,721
Royal Dutch Shell PLC, Class A (1)	6,815,000	236,991
Royal Dutch Shell PLC, Class A (ADR)	2,570,000	179,900
Royal Dutch Shell PLC, Class B (ADR)	344,800	24,891	1.66
A global group of energy and oil companies.
ConocoPhillips	5,865,500	418,328	.61
This global oil and natural gas company also produces plastics and chemicals.
Eni SpA (1)	17,863,400	378,576	.56
One of the world's leading oil and gas companies.
Other securities		1,516,993	2.22
		4,956,263	7.27

Utilities - 5.64%
GDF SUEZ (1)	20,907,055	587,421	.86
Major natural gas and electricity company based in France.
National Grid PLC (1)	58,806,370	577,789	.85
Operates electricity networks in the U.K. and U.S.
SSE PLC (1)	22,561,336	467,399	.69
One of the U.K.'s largest gas and electricity companies.
International Power PLC (1)	81,090,248	428,628	.63
Major independent power generation company based in the U.K.
Other securities		1,781,335	2.61
		3,842,572	5.64

Materials - 4.32%
Dow Chemical Co.	12,925,000	358,152	.53
A major producer of plastics, chemicals, herbicides and pesticides.
Other securities		2,586,180	3.79
		2,944,332	4.32

Miscellaneous - 2.79%
Other common stocks in initial period of acquisition		1,900,087	2.79

Total common stocks (cost: $57,440,301,000)		62,176,446	91.19

			Percent
		Value	of net
Preferred stocks - 0.01%		(000)	assets

Financials - 0.01%
Other securities		9,413	.01

Total preferred stocks (cost: $9,150,000)		9,413	.01

			Percent
		Value	of net
Convertible securities - 0.41%		(000)	assets

Other - 0.30%
Other securities		205,231	.30

Miscellaneous - 0.11%
Other convertible securities in initial period of acquisition		75,775	.11

Total convertible securities (cost: $335,289,000)		281,006	.41

	Principal		Percent
	amount	Value	of net
Bonds & notes - 1.90%	(000)	(000)	assets

Telecommunication services - 0.29%
América Móvil, SAB de CV 8.46% 2036	MXN286,400	19,824	.03
Other securities		176,975	.26
		196,799	.29

Energy - 0.20%
BP Capital Markets PLC 3.125%-5.25% 2012-2015	$58,965	59,929	.09
Other securities		79,638	.11
		139,567	.20

Other - 1.41%
Other securities		959,597	1.41

Total bonds & notes (cost: $1,219,013,000)		1,295,963	1.90

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.52%	(000)	(000)	assets

Fannie Mae 0.07%-0.23% due 12/1/2011-10/1/2012	$1,091,340	1,091,039	1.60
Freddie Mac 0.09%-0.21% due 12/7/2011-11/2/2012	$1,062,124	1,061,709	1.56
Federal Home Loan Bank 0.09%-0.33% due 12/5/2011-8/1/2012	685,035	684,786	1.01
Other securities		922,085	1.35

Total short-term securities (cost: $3,758,446,000)		3,759,619	5.52

Total investment securities (cost: $62,762,199,000)		67,522,447	99.03
Other assets less liabilities		657,981	.97

Net assets		$68,180,428	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $843,983,000, which represented 1.24% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended November 30, 2011, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 11/30/2011 (000)
Virgin Media Inc.	13,558,000	3,599,000	1,400,000	15,757,000	$2,912	$349,175
Virgin Media Inc. 6.50% convertible notes 2016 (4)	$25,515,000	-	$18,415,000	$7,100,000	896	10,029
Virgin Media Finance PLC, Series 1, 9.50% 2016	$15,725,000	-	$15,725,000	-	344	-
Qantas Airways Ltd. (1) (2)	99,829,960	25,328,640	-	125,158,600	-	201,057
ComfortDelGro Corp. Ltd. (1)	135,100,000	-	-	135,100,000	6,118	150,075
OPAP SA (1)	14,822,910	1,233,000	-	16,055,910	25,026	143,917
Kesa Electricals PLC (1)	26,593,098	-	-	26,593,098	2,553	37,195
Acer Inc. (5)	147,294,687	-	147,294,687	-	12,102	-
Compal Electronics, Inc. (5)	287,352,418	31,847,000	125,937,312	193,262,106	21,614	-
					$71,565	$891,448

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $37,009,226,000, which represented 54.28% of the net assets of the fund. This amount includes $36,995,080,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) This security was an unaffiliated issuer in its initial period of acquisition at 11/30/2010; it was not publicly disclosed.
(5) Unaffiliated issuer at 11/30/2011.

Key to abbreviations
ADR = American Depositary Receipts
MXN = Mexican pesos

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $61,393,433)	$66,630,999
Affiliated issuers (cost: $1,368,766)	891,448	$67,522,447
Cash denominated in currencies other than U.S. dollars (cost: $11,956)		12,035
Cash		117
Unrealized appreciation on open forward currency contracts		4,787
Receivables for:
Sales of investments	630,776
Sales of fund's shares	40,242
Closed forward currency contracts	19,749
Dividends and interest	233,972	924,739
		68,464,125
Liabilities:
Unrealized depreciation on open forward currency contracts		5,456
Payables for:
Purchases of investments	57,742
Repurchases of fund's shares	152,487
Investment advisory services	21,067
Services provided by related parties	44,770
Directors' deferred compensation	1,047
Other	1,128	278,241
Net assets at November 30, 2011		$68,180,428

Net assets consist of:
Capital paid in on shares of capital stock		$77,449,625
Undistributed net investment income		642,459
Accumulated net realized loss		(14,672,104)
Net unrealized appreciation		4,760,448
Net assets at November 30, 2011		$68,180,428

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 4,000,000 shares, $.01 par value (2,096,703 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$45,594,495	1,399,976	$32.57
Class B	1,829,068	56,512	32.37
Class C	4,683,110	145,285	32.23
Class F-1	3,299,392	101,482	32.51
Class F-2	1,400,914	43,020	32.56
Class 529-A	2,023,288	62,283	32.49
Class 529-B	133,918	4,138	32.36
Class 529-C	527,211	16,303	32.34
Class 529-E	89,233	2,751	32.44
Class 529-F-1	66,262	2,038	32.51
Class R-1	275,296	8,526	32.29
Class R-2	1,124,021	34,886	32.22
Class R-3	2,159,186	66,677	32.38
Class R-4	1,971,541	60,656	32.50
Class R-5	1,273,086	39,068	32.59
Class R-6	1,730,407	53,102	32.59

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $202,326; also includes $70,325 from affiliates)	$2,586,695
Interest (net of non-U.S. taxes of $5; also includes $1,240 from affiliates)	88,974	$2,675,669

Fees and expenses*:
Investment advisory services	291,389
Distribution services	252,987
Transfer agent services	80,105
Administrative services	40,551
Reports to shareholders	4,516
Registration statement and prospectus	901
Directors' compensation	510
Auditing and legal	193
Custodian	12,290
State and local taxes	874
Other	3,550	687,866
Net investment income		1,987,803

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain on:
Investments (net of non-U.S. taxes of $2,406; also includes $179,979 net loss from affiliates)	780,639
Forward currency contracts	56,529
Currency transactions	18	837,186
Net unrealized (depreciation) appreciation on:
Investments	(3,205,643)
Forward currency contracts	(669)
Currency translations	1,056	(3,205,256)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		(2,368,070)
Net decrease in net assets resulting from operations		$(380,267)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended November 30
	2011	2010
Operations:
Net investment income	$1,987,803	$1,940,975
Net realized gain on investments, forward currency contracts and currency transactions	837,186	728,209
Net unrealized depreciation on investments, forward currency contracts and currency translations	(3,205,256)	(991,842)
Net (decrease) increase in net assets resulting from operations	(380,267)	1,677,342

Dividends paid to shareholders from net investment income	(1,908,500)	(1,992,126)

Net capital share transactions	(6,453,000)	(3,819,339)

Total decrease in net assets	(8,741,767)	(4,134,123)

Net assets:
Beginning of year	76,922,195	81,056,318
End of year (including undistributed net investment income: $642,459 and $502,148, respectively)	$68,180,428	$76,922,195

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities. In 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2012; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Consumer staples	$4,543,848	$3,340,891	*	$-	$7,884,739
Industrials	3,046,979	4,835,946	*	-	7,882,925
Consumer discretionary	3,877,642	3,651,759	*	-	7,529,401
Financials	1,873,128	5,531,959	*	-	7,405,087
Telecommunication services	3,251,779	3,058,090	*	-	6,309,869
Information technology	3,186,360	2,697,544	*	-	5,883,904
Health care	1,788,368	3,848,899	*	-	5,637,267
Energy	1,396,963	3,559,300	*	-	4,956,263
Utilities	786,691	3,055,881	*	-	3,842,572
Materials	503,040	2,441,292	*	-	2,944,332
Miscellaneous	926,568	973,519	*	-	1,900,087
Preferred stocks	-	9,413		-	9,413
Convertible securities	63,286	217,720		-	281,006
Bonds & notes	-	1,295,963		-	1,295,963
Short-term securities	-	3,759,619		-	3,759,619
Total	$25,244,652	$42,277,795		$-	$67,522,447

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $36,995,080,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts†:	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$4,787	$-	$4,787
Unrealized depreciation on open forward currency contracts	-	(5,456)	-	(5,456)
Total	$-	$(669)	$-	$(669)

†Forward currency contracts are not included in the investment portfolio.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in emerging and developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, by state tax authorities for tax years before 2006 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2011, the fund reclassified $61,179,000 from accumulated net realized loss to undistributed net investment income and $171,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of November 30, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$910,838
Capital loss carryforwards*:
Expiring 2016	$(1,291,317)
Expiring 2017	(13,178,426)	(14,469,743)
Post-October capital loss deferrals (realized during the period November 1, 2011, through November 30, 2011)†		(296,734)
Gross unrealized appreciation on investment securities		10,693,155
Gross unrealized depreciation on investment securities		(6,113,185)
Net unrealized appreciation on investment securities		4,579,970
Cost of investment securities		62,942,477

*Reflects the utilization of capital loss carryforwards of $1,070,906,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.
†These deferrals are considered incurred in the subsequent year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after November 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30
Share class	2011	2010
Class A	$1,340,861	$1,419,723
Class B	40,785	50,896
Class C	99,005	114,584
Class F-1	97,133	105,936
Class F-2	44,057	36,252
Class 529-A	53,362	48,684
Class 529-B	2,679	3,202
Class 529-C	9,646	9,293
Class 529-E	2,092	1,932
Class 529-F-1	1,770	1,481
Class R-1	5,238	4,714
Class R-2	22,987	23,840
Class R-3	53,891	53,063
Class R-4	54,813	51,259
Class R-5	40,150	42,415
Class R-6	40,031	24,852
Total	$1,908,500	$1,992,126

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2011, the investment advisory services fee was $291,389,000, which was equivalent to an annualized rate of 0.376% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described in the administrative services paragraph below.

On November 28, 2011, the board of directors approved an amended shareholder services agreement with AFS effective January 1, 2012. The amended agreement covers the transfer agent services described above and is applicable to all share classes. AFS may use these fees to compensate third parties for performing these services. Beginning January 1, 2012, transfer agent services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement described in the administrative services paragraph below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide administrative services that include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The current agreement also provides for certain transfer agent and recordkeeping services. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

On November 28, 2011, the board of directors approved an amended administrative services agreement with CRMC effective January 1, 2012. The amended agreement covers the administrative services described above and calls for each share class, except Class B, to pay CRMC annual fees of 0.05% (0.01% for Class A) based on its respective average daily net assets to compensate CRMC for administrative services. Transfer agent and recordkeeping services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement. Beginning January 1, 2012, transfer agent and recordkeeping services for all share classes will be paid to AFS through the shareholder services agreement described in the transfer agent services section above.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended November 30, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$122,869	$76,690	Not applicable	Not applicable	Not applicable
Class B	22,877	3,415	Not applicable	Not applicable	Not applicable
Class C	55,845	Included in administrative services	$8,380	$1,395	Not applicable
Class F-1	9,463		5,403	319	Not applicable
Class F-2	Not applicable		2,141	66	Not applicable
Class 529-A	4,513		2,433	422	$2,133
Class 529-B	1,593		180	57	159
Class 529-C	5,626		642	170	563
Class 529-E	470		91	18	94
Class 529-F-1	-		75	13	66
Class R-1	2,907		412	42	Not applicable
Class R-2	9,509		1,884	3,251	Not applicable
Class R-3	11,919		3,539	1,196	Not applicable
Class R-4	5,396		3,194	67	Not applicable
Class R-5	Not applicable		1,390	25	Not applicable
Class R-6	Not applicable		722	9	Not applicable
Total	$252,987	$80,105	$30,486	$7,050	$3,015

Directors’ deferred compensation – Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $510,000, shown on the accompanying financial statements, includes $528,000 in current fees (either paid in cash or deferred) and a net decrease of $18,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2011
Class A	$3,731,263	105,624	$1,298,014	37,014	$(10,080,108)	(288,090)	$(5,050,831)	(145,452)
Class B	27,094	768	39,855	1,137	(650,444)	(18,736)	(583,495)	(16,831)
Class C	368,672	10,513	94,784	2,715	(1,415,495)	(40,867)	(952,039)	(27,639)
Class F-1	755,450	21,487	91,386	2,611	(1,263,249)	(36,215)	(416,413)	(12,117)
Class F-2	505,685	14,269	36,670	1,048	(547,202)	(15,680)	(4,847)	(363)
Class 529-A	317,733	9,049	53,346	1,525	(239,957)	(6,877)	131,122	3,697
Class 529-B	3,553	101	2,679	76	(35,665)	(1,025)	(29,433)	(848)
Class 529-C	90,796	2,597	9,643	276	(78,585)	(2,265)	21,854	608
Class 529-E	14,564	415	2,092	60	(10,923)	(314)	5,733	161
Class 529-F-1	18,633	532	1,770	51	(10,449)	(297)	9,954	286
Class R-1	60,237	1,727	5,191	148	(47,902)	(1,375)	17,526	500
Class R-2	292,234	8,381	22,951	658	(414,012)	(11,861)	(98,827)	(2,822)
Class R-3	575,962	16,411	53,757	1,539	(702,642)	(20,122)	(72,923)	(2,172)
Class R-4	545,123	15,505	54,784	1,566	(617,735)	(17,634)	(17,828)	(563)
Class R-5	334,435	9,533	40,062	1,144	(427,170)	(12,193)	(52,673)	(1,516)
Class R-6	714,337	20,910	39,935	1,144	(114,152)	(3,252)	640,120	18,802
Total net increase
(decrease)	$8,355,771	237,822	$1,846,919	52,712	$(16,655,690)	(476,803)	$(6,453,000)	(186,269)

Year ended November 30, 2010
Class A	$5,025,669	150,761	$1,358,119	41,656	$(10,048,693)	(305,718)	$(3,664,905)	(113,301)
Class B	52,990	1,592	49,546	1,535	(626,783)	(19,087)	(524,247)	(15,960)
Class C	596,548	18,046	106,619	3,322	(1,322,532)	(40,591)	(619,365)	(19,223)
Class F-1	978,714	29,455	97,778	3,005	(1,374,973)	(41,920)	(298,481)	(9,460)
Class F-2	698,708	21,193	27,783	853	(427,295)	(13,136)	299,196	8,910
Class 529-A	317,567	9,573	48,676	1,498	(189,211)	(5,763)	177,032	5,308
Class 529-B	5,201	157	3,201	99	(28,879)	(881)	(20,477)	(625)
Class 529-C	95,231	2,881	9,291	289	(68,610)	(2,102)	35,912	1,068
Class 529-E	15,153	457	1,931	60	(10,259)	(312)	6,825	205
Class 529-F-1	17,414	526	1,480	46	(8,429)	(256)	10,465	316
Class R-1	89,203	2,707	4,682	146	(42,709)	(1,305)	51,176	1,548
Class R-2	334,541	10,184	23,736	739	(365,536)	(11,183)	(7,259)	(260)
Class R-3	708,772	21,473	52,527	1,624	(655,398)	(19,946)	105,901	3,151
Class R-4	703,102	21,219	51,110	1,573	(532,522)	(16,122)	221,690	6,670
Class R-5	410,246	12,349	42,052	1,285	(672,851)	(20,322)	(220,553)	(6,688)
Class R-6	742,101	22,472	24,849	766	(139,199)	(4,234)	627,751	19,004
Total net increase
(decrease)	$10,791,160	325,045	$1,903,380	58,496	$(16,513,879)	(502,878)	$(3,819,339)	(119,337)

*Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,374,790,000 and $26,286,707,000, respectively, during the year ended November 30, 2011.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of November 30, 2011, the fund had open forward currency contracts to sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

				(amounts in thousands)
	Settlement		Contract amount			Unrealized (depreciation) appreciation at
	date	Counterparty	Receive	Deliver		11/30/2011

Sales:
Australian dollars	12/20/2011	Barclays Bank PLC	$281,892	$	A278,000	$(3,297)
Euros	12/20/2011	Citibank	$161,175		€119,000	1,246
Euros	12/22/2011	HSBC Bank	$170,055		€125,000	2,057
Euros	12/22/2011	UBS AG	$128,424		€94,450	1,484
Euros	1/12/2012	JPMorgan Chase	$233,316		€175,000	(1,935)
Euros	1/13/2012	UBS AG	$235,028		€175,000	(224)
						$(669)

Financial highlights

		(Loss) income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(2)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(2)(4)
Class A:
Year ended 11/30/2011	$33.75	$.94	$(1.22)	$(.28)	$(.90)	$-	$(.90)	$32.57	(.99)%	$45,595	.79%	.79%	2.67%
Year ended 11/30/2010	33.80	.86	(.03)	.83	(.88)	-	(.88)	33.75	2.57	52,156	.79	.79	2.59
Year ended 11/30/2009	25.50	.78	8.52	9.30	(1.00)	-	(1.00)	33.80	37.48	56,058	.83	.83	2.80
Year ended 11/30/2008	48.56	1.27	(19.81)	(18.54)	(1.18)	(3.34)	(4.52)	25.50	(41.75)	46,011	.75	.71	3.28
Year ended 11/30/2007	42.82	1.24	7.40	8.64	(1.10)	(1.80)	(2.90)	48.56	21.23	82,899	.73	.69	2.75
Class B:
Year ended 11/30/2011	33.53	.67	(1.21)	(.54)	(.62)	-	(.62)	32.37	(1.74)	1,829	1.56	1.56	1.90
Year ended 11/30/2010	33.58	.60	(.03)	.57	(.62)	-	(.62)	33.53	1.80	2,459	1.56	1.56	1.82
Year ended 11/30/2009	25.34	.57	8.46	9.03	(.79)	-	(.79)	33.58	36.43	2,999	1.61	1.61	2.04
Year ended 11/30/2008	48.27	.96	(19.69)	(18.73)	(.86)	(3.34)	(4.20)	25.34	(42.21)	2,598	1.52	1.48	2.51
Year ended 11/30/2007	42.58	.89	7.36	8.25	(.76)	(1.80)	(2.56)	48.27	20.29	4,731	1.50	1.46	1.98
Class C:
Year ended 11/30/2011	33.40	.65	(1.21)	(.56)	(.61)	-	(.61)	32.23	(1.77)	4,683	1.58	1.58	1.87
Year ended 11/30/2010	33.45	.59	(.02)	.57	(.62)	-	(.62)	33.40	1.78	5,775	1.59	1.59	1.80
Year ended 11/30/2009	25.25	.56	8.43	8.99	(.79)	-	(.79)	33.45	36.42	6,428	1.61	1.61	2.01
Year ended 11/30/2008	48.11	.95	(19.63)	(18.68)	(.84)	(3.34)	(4.18)	25.25	(42.23)	5,405	1.56	1.52	2.47
Year ended 11/30/2007	42.46	.87	7.32	8.19	(.74)	(1.80)	(2.54)	48.11	20.22	9,910	1.55	1.51	1.94
Class F-1:
Year ended 11/30/2011	33.69	.93	(1.22)	(.29)	(.89)	-	(.89)	32.51	(1.02)	3,299	.80	.80	2.66
Year ended 11/30/2010	33.74	.86	(.03)	.83	(.88)	-	(.88)	33.69	2.58	3,827	.80	.80	2.60
Year ended 11/30/2009	25.46	.79	8.50	9.29	(1.01)	-	(1.01)	33.74	37.49	4,152	.82	.81	2.83
Year ended 11/30/2008	48.48	1.27	(19.78)	(18.51)	(1.17)	(3.34)	(4.51)	25.46	(41.76)	3,677	.76	.72	3.30
Year ended 11/30/2007	42.76	1.23	7.38	8.61	(1.09)	(1.80)	(2.89)	48.48	21.22	6,406	.75	.71	2.73
Class F-2:
Year ended 11/30/2011	33.75	1.02	(1.22)	(.20)	(.99)	-	(.99)	32.56	(.75)	1,401	.54	.54	2.91
Year ended 11/30/2010	33.79	.94	(.02)	.92	(.96)	-	(.96)	33.75	2.86	1,464	.54	.54	2.84
Year ended 11/30/2009	25.51	.72	8.64	9.36	(1.08)	-	(1.08)	33.79	37.80	1,165	.58	.58	2.42
Period from 8/1/2008 to 11/30/2008(5)	38.34	.23	(12.79)	(12.56)	(.27)	-	(.27)	25.51	(32.95)	127	.18	.17	.83
Class 529-A:
Year ended 11/30/2011	33.67	.91	(1.21)	(.30)	(.88)	-	(.88)	32.49	(1.06)	2,023	.85	.85	2.61
Year ended 11/30/2010	33.72	.84	(.02)	.82	(.87)	-	(.87)	33.67	2.54	1,972	.84	.84	2.54
Year ended 11/30/2009	25.45	.77	8.49	9.26	(.99)	-	(.99)	33.72	37.41	1,796	.87	.86	2.75
Year ended 11/30/2008	48.46	1.24	(19.76)	(18.52)	(1.15)	(3.34)	(4.49)	25.45	(41.77)	1,235	.80	.77	3.23
Year ended 11/30/2007	42.75	1.21	7.37	8.58	(1.07)	(1.80)	(2.87)	48.46	21.13	1,791	.80	.76	2.69
Class 529-B:
Year ended 11/30/2011	33.53	.63	(1.21)	(.58)	(.59)	-	(.59)	32.36	(1.84)	134	1.65	1.65	1.80
Year ended 11/30/2010	33.58	.57	(.02)	.55	(.60)	-	(.60)	33.53	1.72	167	1.65	1.65	1.74
Year ended 11/30/2009	25.35	.54	8.46	9.00	(.77)	-	(.77)	33.58	36.29	188	1.70	1.69	1.95
Year ended 11/30/2008	48.28	.92	(19.70)	(18.78)	(.81)	(3.34)	(4.15)	25.35	(42.26)	140	1.62	1.58	2.41
Year ended 11/30/2007	42.59	.84	7.37	8.21	(.72)	(1.80)	(2.52)	48.28	20.15	214	1.61	1.58	1.87
Class 529-C:
Year ended 11/30/2011	33.51	.63	(1.20)	(.57)	(.60)	-	(.60)	32.34	(1.84)	527	1.65	1.65	1.81
Year ended 11/30/2010	33.57	.58	(.03)	.55	(.61)	-	(.61)	33.51	1.71	526	1.64	1.64	1.75
Year ended 11/30/2009	25.34	.54	8.47	9.01	(.78)	-	(.78)	33.57	36.32	491	1.69	1.68	1.93
Year ended 11/30/2008	48.27	.92	(19.69)	(18.77)	(.82)	(3.34)	(4.16)	25.34	(42.27)	342	1.61	1.58	2.42
Year ended 11/30/2007	42.59	.84	7.36	8.20	(.72)	(1.80)	(2.52)	48.27	20.17	503	1.61	1.57	1.88
Class 529-E:
Year ended 11/30/2011	33.61	.82	(1.21)	(.39)	(.78)	-	(.78)	32.44	(1.31)	89	1.12	1.12	2.33
Year ended 11/30/2010	33.67	.74	(.03)	.71	(.77)	-	(.77)	33.61	2.21	87	1.13	1.13	2.25
Year ended 11/30/2009	25.41	.68	8.49	9.17	(.91)	-	(.91)	33.67	37.03	80	1.18	1.17	2.43
Year ended 11/30/2008	48.40	1.12	(19.74)	(18.62)	(1.03)	(3.34)	(4.37)	25.41	(41.97)	55	1.11	1.07	2.92
Year ended 11/30/2007	42.69	1.07	7.38	8.45	(.94)	(1.80)	(2.74)	48.40	20.76	83	1.10	1.07	2.38

Class 529-F-1:
Year ended 11/30/2011	$33.70	$.98	$(1.21)	$(.23)	$(.96)	$-	$(.96)	$32.51	(.84)%	$66	.64%	.64%	2.81%
Year ended 11/30/2010	33.75	.91	(.02)	.89	(.94)	-	(.94)	33.70	2.74	59	.63	.63	2.75
Year ended 11/30/2009	25.47	.82	8.50	9.32	(1.04)	-	(1.04)	33.75	37.68	49	.68	.67	2.93
Year ended 11/30/2008	48.50	1.31	(19.76)	(18.45)	(1.24)	(3.34)	(4.58)	25.47	(41.66)	31	.61	.57	3.44
Year ended 11/30/2007	42.78	1.31	7.36	8.67	(1.15)	(1.80)	(2.95)	48.50	21.36	43	.60	.57	2.89
Class R-1:
Year ended 11/30/2011	33.46	.66	(1.20)	(.54)	(.63)	-	(.63)	32.29	(1.75)	275	1.56	1.56	1.90
Year ended 11/30/2010	33.52	.60	(.02)	.58	(.64)	-	(.64)	33.46	1.80	269	1.56	1.56	1.84
Year ended 11/30/2009	25.31	.57	8.45	9.02	(.81)	-	(.81)	33.52	36.45	217	1.58	1.58	2.02
Year ended 11/30/2008	48.22	.96	(19.67)	(18.71)	(.86)	(3.34)	(4.20)	25.31	(42.21)	124	1.52	1.48	2.54
Year ended 11/30/2007	42.55	.87	7.34	8.21	(.74)	(1.80)	(2.54)	48.22	20.20	153	1.56	1.52	1.93
Class R-2:
Year ended 11/30/2011	33.39	.66	(1.20)	(.54)	(.63)	-	(.63)	32.22	(1.75)	1,124	1.56	1.56	1.90
Year ended 11/30/2010	33.45	.59	(.03)	.56	(.62)	-	(.62)	33.39	1.77	1,259	1.57	1.57	1.81
Year ended 11/30/2009	25.25	.55	8.43	8.98	(.78)	-	(.78)	33.45	36.34	1,270	1.66	1.66	1.95
Year ended 11/30/2008	48.11	.93	(19.62)	(18.69)	(.83)	(3.34)	(4.17)	25.25	(42.24)	836	1.59	1.55	2.45
Year ended 11/30/2007	42.46	.86	7.33	8.19	(.74)	(1.80)	(2.54)	48.11	20.18	1,246	1.59	1.53	1.93
Class R-3:
Year ended 11/30/2011	33.56	.82	(1.21)	(.39)	(.79)	-	(.79)	32.38	(1.32)	2,159	1.10	1.10	2.36
Year ended 11/30/2010	33.61	.75	(.02)	.73	(.78)	-	(.78)	33.56	2.27	2,311	1.10	1.10	2.29
Year ended 11/30/2009	25.37	.69	8.48	9.17	(.93)	-	(.93)	33.61	37.07	2,208	1.13	1.13	2.47
Year ended 11/30/2008	48.32	1.12	(19.70)	(18.58)	(1.03)	(3.34)	(4.37)	25.37	(41.95)	1,397	1.09	1.05	2.95
Year ended 11/30/2007	42.63	1.07	7.36	8.43	(.94)	(1.80)	(2.74)	48.32	20.77	1,901	1.10	1.07	2.39
Class R-4:
Year ended 11/30/2011	33.68	.93	(1.22)	(.29)	(.89)	-	(.89)	32.50	(.98)	1,972	.80	.80	2.66
Year ended 11/30/2010	33.73	.85	(.02)	.83	(.88)	-	(.88)	33.68	2.56	2,062	.81	.81	2.58
Year ended 11/30/2009	25.46	.78	8.50	9.28	(1.01)	-	(1.01)	33.73	37.46	1,840	.83	.83	2.76
Year ended 11/30/2008	48.48	1.23	(19.75)	(18.52)	(1.16)	(3.34)	(4.50)	25.46	(41.77)	1,159	.79	.76	3.25
Year ended 11/30/2007	42.76	1.21	7.38	8.59	(1.07)	(1.80)	(2.87)	48.48	21.13	1,509	.81	.77	2.69
Class R-5:
Year ended 11/30/2011	33.77	1.04	(1.22)	(.18)	(1.00)	-	(1.00)	32.59	(.71)	1,273	.50	.50	2.95
Year ended 11/30/2010	33.81	.95	(.02)	.93	(.97)	-	(.97)	33.77	2.89	1,371	.50	.50	2.85
Year ended 11/30/2009	25.51	.88	8.51	9.39	(1.09)	-	(1.09)	33.81	37.89	1,598	.53	.53	3.18
Year ended 11/30/2008	48.58	1.35	(19.80)	(18.45)	(1.28)	(3.34)	(4.62)	25.51	(41.61)	1,399	.50	.46	3.54
Year ended 11/30/2007	42.84	1.36	7.38	8.74	(1.20)	(1.80)	(3.00)	48.58	21.49	1,921	.50	.47	3.01
Class R-6:
Year ended 11/30/2011	33.77	1.03	(1.19)	(.16)	(1.02)	-	(1.02)	32.59	(.65)	1,731	.45	.45	2.97
Year ended 11/30/2010	33.82	.98	(.04)	.94	(.99)	-	(.99)	33.77	2.92	1,158	.46	.46	2.97
Period from 5/1/2009 to 11/30/2009(5)	26.05	.51	7.85	8.36	(.59)	-	(.59)	33.82	32.50	517	.49 (6)	.49 (6)	2.84 (6)

	Year ended November 30
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	27%	25%	44%	37%	30%

(1)Based on average shares outstanding.
(2)For the year ended November 30, 2007, this column reflects the impact of corporate action events that resulted in a one-time increase to net investment income.  If the corporate action events had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.13 and .29 percentage points, respectively.  The impact to the other share classes would have been similar.

(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Based on operations for the periods shown and, accordingly, is not representative of a full year.
(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 9, 2012

Other share class results
unaudited
Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2011 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–12.74%	–2.02%	6.86%
Not reflecting CDSC	–8.24	–1.69	6.86

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–9.18	–1.73	6.64
Not reflecting CDSC	–8.28	–1.73	6.64

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	–7.55	–0.94	7.48

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–7.32	—	–1.86

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–12.91	–2.15	6.99
Not reflecting maximum sales charge	–7.60	–0.99	7.63

Class 529-B shares2,4 — first sold 2/21/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–12.83	–2.13	7.06
Not reflecting CDSC	–8.33	–1.79	7.06

Class 529-C shares4 — first sold 2/22/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–9.23	–1.78	6.91
Not reflecting CDSC	–8.33	–1.78	6.91

Class 529-E shares3,4 — first sold 3/4/02	–7.84	–1.28	6.98

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–7.39	–0.79	9.42

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Expense example
                                                                                                                      unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2011, through November 30, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2011	Ending account value 11/30/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$864.77	$3.74	.80%
Class A -- assumed 5% return	1,000.00	1,021.06	4.05	.80
Class B -- actual return	1,000.00	861.40	7.28	1.56
Class B -- assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class C -- actual return	1,000.00	861.55	7.37	1.58
Class C -- assumed 5% return	1,000.00	1,017.15	7.99	1.58
Class F-1 -- actual return	1,000.00	864.70	3.74	.80
Class F-1 -- assumed 5% return	1,000.00	1,021.06	4.05	.80
Class F-2 -- actual return	1,000.00	866.10	2.53	.54
Class F-2 -- assumed 5% return	1,000.00	1,022.36	2.74	.54
Class 529-A -- actual return	1,000.00	864.62	4.07	.87
Class 529-A -- assumed 5% return	1,000.00	1,020.71	4.41	.87
Class 529-B -- actual return	1,000.00	861.17	7.79	1.67
Class 529-B -- assumed 5% return	1,000.00	1,016.70	8.44	1.67
Class 529-C -- actual return	1,000.00	860.99	7.79	1.67
Class 529-C -- assumed 5% return	1,000.00	1,016.70	8.44	1.67
Class 529-E -- actual return	1,000.00	863.26	5.23	1.12
Class 529-E -- assumed 5% return	1,000.00	1,019.45	5.67	1.12
Class 529-F-1 -- actual return	1,000.00	865.49	3.04	.65
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.81	3.29	.65
Class R-1 -- actual return	1,000.00	861.46	7.28	1.56
Class R-1 -- assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2 -- actual return	1,000.00	861.43	7.33	1.57
Class R-2 -- assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class R-3 -- actual return	1,000.00	863.35	5.14	1.10
Class R-3 -- assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class R-4 -- actual return	1,000.00	864.96	3.79	.81
Class R-4 -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class R-5 -- actual return	1,000.00	866.11	2.34	.50
Class R-5 -- assumed 5% return	1,000.00	1,022.56	2.54	.50
Class R-6 -- actual return	1,000.00	866.37	2.11	.45
Class R-6 -- assumed 5% return	1,000.00	1,022.81	2.28	.45

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2011:

Foreign taxes	$0.10 per share
Foreign source income	$1.03 per share
Qualified dividend income	100%
Corporate dividends received deduction	$736,046,000
U.S. government income that may be exempt from state taxation	$2,802,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2012. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors1

	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Joseph C. Berenato, 65	2005	Chairman, Ducommun Incorporated (aerospace
		components manufacturer); former CEO, Ducommun
		Incorporated

Robert J. Denison, 70	2005	Chair, First Security Management (private investment)

Mary Anne Dolan, 64	2010	Founder and President, MAD Ink (communications
		company)

R. Clark Hooper, 65	2010	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Koichi Itoh, 71	2005	Chairman of the Board, Itoh Building Co., Ltd.
		(building management)

Merit E. Janow, 53	2001	Professor, Columbia University, School of
Chairman of the Board		International and Public Affairs; former Member,
(Independent and		World Trade Organization Appellate Body
Non-Executive)

Leonade D. Jones, 64	2010	Retired; former Treasurer, The Washington Post
		Company

Gail L. Neale, 76	1993	President, The Lovejoy Consulting Group, Inc. (a pro
		bono consulting group advising nonprofit organizations)

Robert J. O’Neill, Ph.D., 75	1993	Member of the Board of Directors, The Lowy Institute
		for International Policy Studies, Sydney, Australia;
		Fellow of the Australian Institute of International
		Affairs; former Chairman of Directors, Forty Seven
		Friends Pty Ltd (a not-for-profit supporting a local art
		and craft center in Australia); former Chairman,
		Academic Advisory Committee, United States Studies
		Centre, University of Sydney; former Planning
		Director and acting CEO, United States Studies
		Centre, University of Sydney; former Deputy
		Chairman of the Council and Chairman of the
		International Advisory Panel, Graduate School of
		Government, University of Sydney

Stefanie Powers, 69	1993–1996	Actor, producer, author, entrepreneur; Co-founder
	1997	and President of The William Holden Wildlife
		Foundation; conservation consultant to Land Rover
		and Jaguar North America; founder of The Jaguar
		Conservation Trust

Christopher E. Stone, 55	2009	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

Steadman Upham, Ph.D., 62	2001	President and Professor of Anthropology,
		The University of Tulsa

“Independent” directors1

	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Joseph C. Berenato, 65	6	None

Robert J. Denison, 70	6	None

Mary Anne Dolan, 64	10	None

R. Clark Hooper, 65	48	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Koichi Itoh, 71	6	None

Merit E. Janow, 53	45	The NASDAQ Stock Market LLC;
Chairman of the Board		Trimble Navigation Limited
(Independent and
Non-Executive)

Leonade D. Jones, 64	9	None

Gail L. Neale, 76	3	None

Robert J. O’Neill, Ph.D., 75	3	None

Stefanie Powers, 69	3	None

Christopher E. Stone, 55	6	None

Steadman Upham, Ph.D., 62	45	None

“Interested” directors5

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Michael J. Thawley, 61	2007	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management
Company; Senior Vice President and
		International Advisor, Capital Strategy Research,
		Inc.;6 former Australian Ambassador to the United
		States

Mark E. Denning, 54	1993	Senior Vice President — Capital Research Global
President		Investors, Capital Research Company;6 Director,
		Capital Research and Management Company

“Interested” directors5

	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Michael J. Thawley, 61	2	None
Vice Chairman of the Board

Mark E. Denning, 54	1	None
President

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Stephen E. Bepler, 69	1993	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company6

L. Alfonso Barroso, 40	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Jeanne K. Carroll, 63	2001	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Sung Lee, 45	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		The Capital Group Companies, Inc.6

Jesper Lyckeus, 44	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

David M. Riley, 44	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management
		Company

Donald H. Rolfe, 39	2008	Vice President and Associate Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Alexander G. Sheynkman, 48	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Christopher M. Thomsen, 41	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Vincent P. Corti, 55	1993	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Neal F. Wellons, 40	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 39	2008	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 40	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director or a trustee of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY  10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2011, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-933-0112P

Litho in USA AGD/Q/8072-S28710

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$87,000
2011	$108,000

b) Audit-Related Fees:
2010	None
2011	None

c) Tax Fees:
2010	$8,000
2011	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	None
2011	None

c) Tax Fees:
2010	$23,000
2011	$19,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$1,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $32,000 for fiscal year 2010 and $29,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Growth and Income Fund®
Investment portfolio

November 30, 2011

Common stocks — 91.19%	Shares	Value (000)

CONSUMER STAPLES — 11.56%
Philip Morris International Inc.	19,926,300	$1,519,181
Altria Group, Inc.	35,282,300	1,012,249
Kraft Foods Inc., Class A	26,569,939	960,503
Wesfarmers Ltd.1	19,543,590	628,167
Nestlé SA1	8,837,030	495,510
Anheuser-Busch InBev NV1	6,976,151	417,327
Anheuser-Busch InBev NV, VVPR STRIPS1,2	3,247,475	4
Lorillard, Inc.	2,924,000	326,377
Tingyi (Cayman Islands) Holding Corp.1	86,020,000	276,993
Diageo PLC1	11,709,750	250,329
British American Tobacco PLC1	5,352,000	248,398
Danone SA1	3,651,535	241,531
Procter & Gamble Co.	3,000,000	193,710
Imperial Tobacco Group PLC1	4,990,000	179,546
L’Oréal SA1	1,428,100	154,519
Wilmar International Ltd.1	37,193,000	150,803
Coca-Cola Co.	2,169,400	145,849
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	3,810,909	131,019
SABMiller PLC1	3,580,000	126,456
Colgate-Palmolive Co.	1,175,000	107,512
Ralcorp Holdings, Inc.2	972,400	79,076
Tesco PLC1	12,085,000	77,076
Pernod Ricard SA1	540,800	50,937
Koninklijke Ahold NV1	3,400,597	43,295
PepsiCo, Inc.	636,400	40,730
Molson Coors Brewing Co., Class B	681,000	27,642
		7,884,739

INDUSTRIALS — 11.56%
ASSA ABLOY AB, Class B1	22,535,000	555,452
Jardine Matheson Holdings Ltd.1	9,848,000	497,969
AB Volvo, Class B1	41,589,080	478,768
Union Pacific Corp.	3,920,700	405,440
United Parcel Service, Inc., Class B	5,635,000	404,311
Schneider Electric SA1	6,676,954	378,765
Atlas Copco AB, Class A1	10,865,000	233,512
Atlas Copco AB, Class B1	6,161,000	117,303
KONE Oyj, Class B1	6,020,000	339,340
United Technologies Corp.	3,750,000	287,250
Komatsu Ltd.1	9,500,000	241,877
W.W. Grainger, Inc.	1,200,000	224,280
CSX Corp.	10,049,065	218,165
Lockheed Martin Corp.	2,735,000	213,740
3M Co.	2,588,600	209,780
Emerson Electric Co.	3,960,000	206,910
PACCAR Inc	5,000,000	202,850
Qantas Airways Ltd.1,2,3	125,158,600	201,057
Siemens AG1	1,892,000	190,957
Hutchison Port Holdings Trust1,4	240,182,000	144,982
Hutchison Port Holdings Trust1	53,700,000	32,415
Singapore Technologies Engineering Ltd1	76,260,000	160,757
Legrand SA1	4,933,124	159,749
ComfortDelGro Corp. Ltd.1,3	135,100,000	150,075
Brambles Ltd.1	19,966,803	149,160
Ryanair Holdings PLC (ADR)2	4,900,000	147,441
Kühne + Nagel International AG1	1,174,050	143,230
SGS SA1	81,707	137,947
Capita Group PLC1	13,750,000	136,569
General Electric Co.	8,000,000	127,280
Bureau Veritas SA1	1,596,369	118,251
Waste Management, Inc.	3,300,302	103,299
Marubeni Corp.1	15,550,000	95,943
Southwest Airlines Co.	11,233,300	94,135
Eaton Corp.	2,000,000	89,820
Geberit AG1	323,000	61,862
BAE Systems PLC1	14,315,713	61,789
General Dynamics Corp.	860,000	56,812
Norfolk Southern Corp.	712,000	53,785
FirstGroup PLC1	7,242,758	37,225
Singapore Post Private Ltd.1	14,281,000	10,992
Contax Participações SA, ordinary nominative	152,400	1,681
		7,882,925

CONSUMER DISCRETIONARY — 11.04%
Home Depot, Inc.	21,497,800	843,144
DIRECTV, Class A2	13,893,000	656,027
Virgin Media Inc.3	15,757,000	349,175
British Sky Broadcasting Group PLC1	27,035,000	326,144
Comcast Corp., Class A	13,560,900	307,426
Bayerische Motoren Werke AG1	2,220,000	167,121
Bayerische Motoren Werke AG, nonvoting preferred1	2,500,652	131,098
General Motors Co.2	13,646,450	290,533
Cie. Générale des Établissements Michelin, Class B1	4,515,618	288,159
News Corp., Class A	16,255,458	283,495
Daimler AG1	5,297,500	240,379
Time Warner Cable Inc.	3,600,000	217,728
Hyundai Motor Co.1	1,102,900	213,793
Marks and Spencer Group PLC1	38,596,187	200,997
Amazon.com, Inc.2	1,035,500	199,116
McDonald’s Corp.	2,000,000	191,040
SJM Holdings Ltd.1	110,650,000	189,779
NEXT PLC1	4,290,000	181,246
Honda Motor Co., Ltd.1	5,550,000	175,453
H & M Hennes & Mauritz AB, Class B1	5,153,000	163,601
Renault SA1	4,242,638	159,380
Whitbread PLC1	5,884,096	152,100
YUM! Brands, Inc.	2,585,000	144,863
OPAP SA1,3	16,055,910	143,917
adidas AG1	2,031,300	143,220
Kohl’s Corp.	2,505,000	134,769
Li & Fung Ltd.1	59,928,000	122,399
SES SA, Class A (FDR)1	4,341,486	107,073
Intercontinental Hotels Group PLC1	6,007,029	104,235
Johnson Controls, Inc.	3,250,000	102,310
WPP PLC1	9,296,000	97,449
NIKE, Inc., Class B	1,000,000	96,180
Modern Times Group MTG AB, Class B1	1,535,000	74,553
Swatch Group Ltd, non-registered shares1	186,000	72,496
Kingfisher PLC1	16,730,999	67,421
Nordstrom, Inc.	1,050,000	47,544
Kesa Electricals PLC1,3	26,593,098	37,195
William Hill PLC1	9,492,600	30,157
Aristocrat Leisure Ltd.1	8,517,734	21,378
Industria de Diseño Textil, SA1	234,894	19,948
Stella International Holdings Ltd.1	7,298,000	16,954
D.R. Horton, Inc.	1,200,000	14,292
Dixons Retail PLC1,2	23,103,600	4,114
		7,529,401

FINANCIALS — 10.86%
Société Générale1	16,267,580	401,224
Industrial and Commercial Bank of China Ltd., Class H1	676,073,470	400,948
Wells Fargo & Co.	14,655,000	378,978
HSBC Holdings PLC (Hong Kong)1	26,720,033	210,732
HSBC Holdings PLC (United Kingdom)1	20,476,231	159,682
Deutsche Börse AG1,2	5,549,600	338,857
JPMorgan Chase & Co.	10,810,000	334,786
AIA Group Ltd.1	106,352,800	334,395
China Construction Bank Corp., Class H1	440,805,735	314,321
Citigroup Inc.	11,391,000	313,025
Prudential PLC1	29,904,252	294,376
Credit Suisse Group AG1	11,296,087	273,861
Bank of China Ltd., Class H1	716,815,200	234,565
Siam Commercial Bank PCL1	61,847,100	220,597
Banco Santander, SA1	29,355,713	220,248
Ping An Insurance (Group) Co. of China, Ltd., Class H1	31,435,000	218,234
Itaú Unibanco Holding SA, preferred nominative (ADR)	8,888,045	158,207
Itaú Unibanco Holding SA, preferred nominative	1,771,000	31,241
Woori Finance Holdings Co., Ltd.1	20,047,350	181,987
BNP Paribas SA1	4,533,726	181,933
Deutsche Bank AG1	4,398,618	170,227
UBS AG1,2	13,245,246	162,815
Agricultural Bank of China, Class H1	323,388,000	139,022
Link Real Estate Investment Trust1	37,889,000	136,924
Toronto-Dominion Bank	1,870,000	134,757
China Life Insurance Co. Ltd., Class H1	44,997,000	120,545
Sampo Oyj, Class A1	4,225,974	110,429
CapitaMall Trust, units1	71,270,000	98,854
Bank of New York Mellon Corp.	5,064,300	98,551
DNB ASA1	9,068,033	92,928
Banco Santander (Brasil) SA, units (ADR)	5,867,550	45,298
Banco Santander (Brasil) SA, units	5,867,550	45,134
Hang Seng Bank Ltd.1	7,000,000	86,784
Nordea Bank AB1	10,482,000	83,639
KB Financial Group Inc.1	1,894,230	65,916
Kimco Realty Corp.	4,132,329	65,167
Canadian Imperial Bank of Commerce (CIBC)	857,200	61,276
State Street Corp.	1,500,000	59,475
Sun Hung Kai Properties Ltd.1	4,545,000	56,450
Weyerhaeuser Co.	3,359,686	56,409
Kerry Properties Ltd.1	15,926,500	56,216
Bank of America Corp.	9,000,000	48,960
ICICI Bank Ltd.1	3,179,200	44,550
ICICI Bank Ltd. (ADR)	4,000	116
PT Bank Negara Indonesia (Persero) Tbk1	85,739,448	37,126
Sino Land Co. Ltd.1	29,034,115	36,593
Old Republic International Corp.	2,500,000	20,550
AXA SA1	1,095,082	15,930
CapitaCommercial Trust1	18,093,000	15,373
Starwood Property Trust, Inc.	750,000	13,380
Ascendas Real Estate Investment Trust1	6,049,000	9,720
Chimera Investment Corp.	2,928,200	7,818
GAGFAH SA1	599,664	3,589
Lloyds Banking Group PLC1,2	6,023,240	2,369
		7,405,087

TELECOMMUNICATION SERVICES — 9.25%
AT&T Inc.	39,030,000	1,131,089
América Móvil, SAB de CV, Series L (ADR)	38,067,598	906,770
TeliaSonera AB1	72,730,000	495,537
Verizon Communications Inc.	13,059,500	492,735
Singapore Telecommunications Ltd.1	170,939,810	415,099
Vodafone Group PLC1	127,354,500	345,501
OJSC Mobile TeleSystems (ADR)	19,749,842	341,277
Turkcell Iletisim Hizmetleri AS1,2	67,063,000	336,665
France Télécom SA1	16,445,060	284,051
Koninklijke KPN NV1	20,710,100	253,700
SOFTBANK CORP.1	6,830,000	230,122
CenturyLink, Inc.	5,400,600	202,630
Millicom International Cellular SA (SDR)1	1,840,000	199,134
Türk Telekomünikasyon AS, Class D1	39,150,000	161,281
BCE Inc.	3,285,000	128,830
Philippine Long Distance Telephone Co. (ADR)	877,673	48,448
Philippine Long Distance Telephone Co.1	693,790	38,713
Advanced Info Service PCL1	17,251,800	78,796
Telefónica, SA1	2,831,007	53,410
Telefónica Czech Republic, AS1	2,300,000	47,938
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	54,204,000	44,496
MTN Group Ltd.1	2,100,000	37,783
Telekom Austria AG, non-registered shares1	1,846,056	21,421
Bezeq — The Israel Telecommunication Corp. Ltd.1	7,640,000	14,443
		6,309,869

INFORMATION TECHNOLOGY — 8.63%
Microsoft Corp.	55,107,107	1,409,640
HTC Corp.1	25,493,050	419,244
Samsung Electronics Co. Ltd.1	458,500	416,258
MediaTek Inc.1	31,085,426	295,482
Oracle Corp.	8,655,000	271,334
Nokia Corp.1	34,971,000	202,480
Nokia Corp. (ADR)	4,169,800	24,143
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	10,049,998	129,846
Taiwan Semiconductor Manufacturing Co. Ltd.1	30,979,766	78,015
Automatic Data Processing, Inc.	4,040,000	206,404
HOYA Corp.1	9,508,000	202,921
Delta Electronics, Inc.1	91,734,920	202,124
Canon, Inc.1	4,346,800	196,713
Compal Electronics, Inc.1	193,262,106	177,249
Accenture PLC, Class A	2,605,000	150,908
Cielo SA, ordinary nominative	4,754,719	126,601
Telefonaktiebolaget LM Ericsson, Class B1	11,877,220	126,401
Maxim Integrated Products, Inc.	4,898,000	125,634
Intel Corp.	5,000,000	124,550
QUALCOMM Inc.	2,209,000	121,053
Quanta Computer Inc.1	58,166,850	116,941
Corning Inc.	8,417,900	111,705
Redecard SA, ordinary nominative	6,050,000	102,040
Yahoo! Inc.2	5,400,000	84,834
Nintendo Co., Ltd.1	552,300	83,750
Wistron Corp.1	62,915,623	79,344
Siliconware Precision Industries Co., Ltd.1	66,700,000	61,196
Analog Devices, Inc.	1,658,886	57,829
NetEase.com, Inc. (ADR)2	1,099,270	49,566
International Business Machines Corp.	257,000	48,316
Google Inc., Class A2	70,000	41,957
Murata Manufacturing Co., Ltd.1	665,700	39,426
		5,883,904

HEALTH CARE — 8.27%
Novartis AG1	35,644,063	1,923,455
Bayer AG1	18,726,865	1,230,294
Abbott Laboratories	10,520,000	573,866
Merck & Co., Inc.	11,012,500	393,697
Roche Holding AG1	2,457,000	390,802
Amgen Inc.	6,205,000	359,332
Bristol-Myers Squibb Co.	4,814,300	157,524
Eli Lilly and Co.	4,000,000	151,400
UCB SA1	3,510,000	147,078
Edwards Lifesciences Corp.2	1,030,000	68,011
Boston Scientific Corp.2	10,000,000	59,000
Sonic Healthcare Ltd.1	4,875,000	58,962
Grifols, SA1,2	3,538,000	57,178
Orion Oyj, Class B1	2,024,201	41,130
Stryker Corp.	523,000	25,538
		5,637,267

ENERGY — 7.27%
BP PLC1	208,061,626	1,512,863
Royal Dutch Shell PLC, Class B1	19,090,746	687,721
Royal Dutch Shell PLC, Class A1	6,815,000	236,991
Royal Dutch Shell PLC, Class A (ADR)	2,570,000	179,900
Royal Dutch Shell PLC, Class B (ADR)	344,800	24,891
ConocoPhillips	5,865,500	418,328
Eni SpA1	17,863,400	378,576
Woodside Petroleum Ltd.1	8,313,533	289,704
OAO Gazprom (ADR)1	19,524,000	226,201
EOG Resources, Inc.	1,680,000	174,283
Occidental Petroleum Corp.	1,443,000	142,713
Apache Corp.	1,159,036	115,255
Canadian Natural Resources, Ltd.	2,785,000	104,607
Devon Energy Corp.	1,500,000	98,190
Türkiye Petrol Rafinerileri AS1	4,037,000	92,162
Husky Energy Inc.	3,456,000	86,065
SeaDrill Ltd.1	2,400,000	83,864
Schlumberger Ltd.	700,000	52,731
China National Offshore Oil Corp.1	26,554,900	51,218
		4,956,263

UTILITIES — 5.64%
GDF SUEZ1	20,907,055	587,421
National Grid PLC1	58,806,370	577,789
SSE PLC1	22,561,336	467,399
International Power PLC1	81,090,248	428,628
CEZ, a s1	7,329,000	288,174
Dominion Resources, Inc.	4,456,422	230,041
Public Service Enterprise Group Inc.	6,795,000	223,827
FirstEnergy Corp.	4,495,000	199,893
PT Perusahaan Gas Negara (Persero) Tbk1	559,074,000	194,184
E.ON AG1	6,880,000	170,306
Exelon Corp.	3,000,000	132,930
NTPC Ltd.1	29,619,270	93,227
Power Assets Holdings Ltd.1	12,339,500	91,726
SUEZ Environnement Co.1	5,888,495	74,763
RWE AG1	1,500,000	62,233
Power Grid Corp. of India Ltd.1	10,378,641	20,031
		3,842,572

MATERIALS — 4.32%
Dow Chemical Co.	12,925,000	358,152
Syngenta AG1	991,617	292,477
BASF SE1	3,287,000	238,914
Amcor Ltd.1	30,684,007	234,538
ArcelorMittal1	12,079,654	228,985
Israel Chemicals Ltd.1	20,435,000	222,144
Akzo Nobel NV1	4,238,000	215,204
CRH PLC1	9,898,253	190,993
Linde AG1	1,119,000	171,835
Koninklijke DSM NV1	3,054,000	149,090
Svenska Cellulosa AB SCA, Class B1	7,879,199	117,219
Praxair, Inc.	763,120	77,838
Ube Industries, Ltd.1	25,200,000	71,315
POSCO1	211,230	71,263
Holcim Ltd1	1,240,908	69,508
Rautaruukki Oyj1	6,689,570	65,041
Sherwin-Williams Co.	500,000	43,415
voestalpine AG1	1,397,000	40,748
PT Semen Gresik (Persero) Tbk1	31,188,000	32,776
Alumina Ltd.1	20,000,000	29,242
Usinas Siderúrgicas de Minas Gerais SA — USIMINAS, Class A, preferred nominative	4,125,500	23,635
		2,944,332

MISCELLANEOUS — 2.79%
Other common stocks in initial period of acquisition		1,900,087

Total common stocks (cost: $57,440,301,000)		62,176,446

Preferred stocks — 0.01%

FINANCIALS — 0.01%
Citigroup Inc. 7.875% preferred	366,000	9,413

Total preferred stocks (cost: $9,150,000)		9,413

	Shares or	Value
Convertible securities — 0.41%	principal amount	(000)

CONSUMER DISCRETIONARY — 0.18%
MGM Resorts International 4.25% convertible notes 2015	$95,995,000	$89,275
Johnson Controls, Inc. 11.50% convertible preferred 2012, units1	92,500	14,146
TUI Travel PLC 4.90% convertible notes 2017	£4,100,000	4,731
TUI Travel PLC 6.00% convertible notes 2014	£5,000,000	6,436
Virgin Media Inc. 6.50% convertible notes 20163	$7,100,000	10,029
		124,617

INDUSTRIALS — 0.07%
United Continental Holdings, Inc. 6.00% convertible notes 2029	$7,575,000	16,703
United Continental Holdings, Inc. 4.50% convertible debentures 2015	$4,700,000	5,487
United Continental Holdings, Inc. 6.00% convertible preferred 2030	397,000	10,675
JetBlue Airways Corp., Series B, 6.75% convertible notes 2039	$3,925,000	4,529
JetBlue Airways Corp., Series A, convertible notes 5.50% 2038	$3,250,000	3,599
JetBlue Airways Corp., Series B, convertible notes 5.50% 2038	$3,240,000	3,754
AMR Corp. 6.25% convertible notes 2014	$4,790,000	1,006
		45,753

TELECOMMUNICATION SERVICES — 0.03%
Clearwire Corp. 8.25% convertible notes 20404	$44,385,000	17,477

FINANCIALS — 0.01%
National Financial Partners Corp. 4.00% convertible notes 2017	$7,000,000	8,776

CONSUMER STAPLES — 0.01%
Alliance One International, Inc. 5.50% convertible notes 2014	$11,000,000	8,608

MISCELLANEOUS — 0.11%
Other convertible securities in initial period of acquisition		75,775

Total convertible securities (cost: $335,289,000)		281,006

	Principal amount
Bonds & notes — 1.90%	(000)

FINANCIALS — 0.68%
Mizuho Capital Investment (USD) 2 Ltd, junior subordinated 14.95% (undated)4,5	$60,000	72,131
Prologis, Inc. 6.25% 2017	4,620	4,986
Prologis, Inc. 6.625% 2018	13,907	15,130
Prologis, Inc. 6.625% 2019	1,600	1,720
Prologis, Inc. 7.375% 2019	21,933	24,591
Prologis, Inc. 6.875% 2020	20,380	22,571
Regions Financial Corp. 6.375% 2012	28,264	28,617
Regions Financial Corp. 4.875% 2013	6,035	5,944
Regions Financial Corp. 7.75% 2014	9,719	9,938
Regions Financial Corp. 5.20% 2015	15,295	14,301
Regions Bank 7.50% 2018	2,475	2,401
HBOS PLC 6.75% 20184	36,490	29,158
Lloyds Banking Group PLC, junior subordinated 6.657% preference shares (undated)4,5,6	30,300	16,211
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)5	41,090	43,609
Westfield Group 5.40% 20124	530	545
Westfield Group 6.75% 20194	18,040	19,820
WEA Finance LLC 4.625% 20214	19,975	19,191
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)5	31,508	33,556
Developers Diversified Realty Corp. 5.50% 2015	3,744	3,770
Developers Diversified Realty Corp. 9.625% 2016	3,650	4,203
Developers Diversified Realty Corp. 7.50% 2017	10,210	11,095
Developers Diversified Realty Corp. 7.875% 2020	8,075	8,746
Simon Property Group, LP 5.25% 2016	3,540	3,867
Simon Property Group, LP 6.10% 2016	860	966
Simon Property Group, LP 5.875% 2017	165	186
Simon Property Group, LP 6.125% 2018	890	1,011
Simon Property Group, LP 10.35% 2019	11,635	15,800
HVB Funding Trust I, junior subordinated 8.741% 20314	9,650	8,275
HVB Funding Trust III, junior subordinated 9.00% 20314	3,171	2,719
Standard Chartered Bank 6.40% 20174	8,451	8,647
Discover Financial Services 6.45% 2017	3,057	3,160
Discover Financial Services 10.25% 2019	4,334	5,135
AXA SA 8.60% 2030	8,000	7,726
Barclays Bank PLC, Series RCI, junior subordinated 14.00% (undated)5	£4,520	7,553
ERP Operating LP 5.125% 2016	$2,886	3,105
ERP Operating LP 5.75% 2017	2,055	2,233
Capital One Capital III 7.686% 20365	165	164
		462,781

BONDS & NOTES OF U.S. GOVERNMENT — 0.41%
U.S. Treasury 4.375% 2041	95,130	120,036
U.S. Treasury 4.75% 2041	117,200	156,549
		276,585

TELECOMMUNICATION SERVICES — 0.29%
Nextel Communications, Inc., Series F, 5.95% 2014	31,525	29,003
Nextel Communications, Inc., Series D, 7.375% 2015	40,000	35,400
Sprint Nextel Corp. 11.50% 20214	55,550	52,495
MTS International Funding Ltd. 8.625% 20204	29,865	32,141
MTS International Funding Ltd. 8.625% 2020	11,805	12,705
América Móvil, SAB de CV 8.46% 2036	MXN286,400	19,824
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 20154	$2,500	2,125
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20174	22,500	13,106
		196,799

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.23%
German Government, Series 8, 4.75% 2040	€38,535	69,907
United Mexican States Government, Series M30, 10.00% 2036	MXN726,970	67,761
Polish Government, Series 1021, 5.75% 2021	PLN30,700	9,058
Hungarian Government, Series 20A, 7.50% 2020	HUF1,740,000	7,101
		153,827

ENERGY — 0.20%
Gazprom OJSC 8.146% 2018	$4,415	5,055
Gazprom OJSC, Series 9, 6.51% 2022	30,710	32,284
Gazprom OJSC, Series 2, 8.625% 2034	1,015	1,231
Gazprom OJSC 7.288% 2037	38,175	40,418
Gazprom OJSC 7.288% 20374	365	386
BP Capital Markets PLC 3.125% 2012	48,310	48,617
BP Capital Markets PLC 5.25% 2013	3,335	3,582
BP Capital Markets PLC 3.875% 2015	7,320	7,730
Petroplus Finance Ltd. 6.75% 20144	375	264
		139,567

MATERIALS — 0.04%
CRH America, Inc. 6.00% 2016	1,260	1,337
CRH America, Inc. 8.125% 2018	15,540	17,586
ArcelorMittal 9.85% 2019	8,000	8,688
		27,611

CONSUMER STAPLES — 0.03%
Hypermarcas SA 6.50% 20214	7,670	6,750
Hypermarcas SA 6.50% 2021	7,000	6,160
British American Tobacco International Finance PLC 8.125% 20134	9,000	10,123
		23,033

CONSUMER DISCRETIONARY — 0.02%
Marks and Spencer Group PLC 6.25% 20174	100	105
Marks and Spencer Group PLC 7.125% 20374	15,550	15,655
		15,760

Total bonds & notes (cost: $1,219,013,000)		1,295,963

Short-term securities — 5.52%

Fannie Mae 0.07%–0.23% due 12/1/2011–10/1/2012	1,091,340	1,091,039
Freddie Mac 0.09%–0.21% due 12/7/2011–11/2/2012	1,062,124	1,061,709
Federal Home Loan Bank 0.09%–0.33% due 12/5/2011–8/1/2012	685,035	684,786
U.S. Treasury Bills 0.10%–0.258% due 1/12–11/15/2012	240,900	240,808
National Australia Funding (Delaware) Inc. 0.23%–0.265% due 12/5–12/6/20114	127,200	127,198
BNZ International Funding Ltd. 0.325% due 12/20/20114	50,000	49,993
Bank of Nova Scotia 0.245%–0.265% due 2/13–2/27/2012	173,900	173,824
Siemens Capital Co. LLC 0.12%–0.15% due 12/1–12/20/20114	51,100	51,098
BHP Billiton Finance (USA) Limited 0.13% due 12/15/20114	50,000	49,997
International Bank for Reconstruction and Development 0.08% due 3/19/2012	50,000	49,988
Coca-Cola Co. 0.16% due 1/6/20124	40,000	39,996
Federal Farm Credit Banks 0.14% due 5/15/2012	38,600	38,588
Nordea North America, Inc. 0.29% due 12/2/2011	26,400	26,400
Deutsche Bank Financial LLC 0.10% due 12/7/2011	20,800	20,800
Total Capital Canada Ltd. 0.09% due 1/27/20124	20,000	19,997
Private Export Funding Corp. 0.16% due 12/15/20114	16,800	16,799
Australia & New Zealand Banking Group, Ltd. 0.11% due 12/16/20114	16,600	16,599

Total short-term securities (cost: $3,758,446,000)		3,759,619

Total investment securities (cost: $62,762,199,000)		67,522,447
Other assets less liabilities		657,981

Net assets		$68,180,428

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
`

1Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $37,009,226,000, which represented 54.28% of the net assets of the fund. This amount includes $36,995,080,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.
3Represents an affiliated company as defined under the Investment Company Act of 1940.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $843,983,000, which represented 1.24% of the net assets of the fund.

5Coupon rate may change periodically.
6Scheduled interest and/or principal payment was not received.

Key to abbreviations and symbols

ADR = American Depositary Receipts	€= Euros	MXN = Mexican pesos
FDR = Fiduciary Depositary Receipts	£ = British pounds	PLN = Polish zloty
SDR = Swedish Depositary Receipts	HUF = Hungarian forints

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-933-0112O-S29427

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Growth and Income Fund, Inc. (the “Fund”) as of November 30, 2011, and for the year then ended and have issued our unqualified report thereon dated January 9, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of November 30, 2011 appearing in Item 6 of this Form N-CSR.  The Portfolio is the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
January 9, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND, INC.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: January 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: January 31, 2012

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: January 31, 2012